MERCER FUNDS

SUPPLEMENT TO
THE PROSPECTUS DATED JULY 31, 2021

The date of this Supplement is March 2, 2022.

The following changes are made in the Prospectus of the Mercer Funds, relating to BlackRock International Limited (“BlackRock”), subadvisor to the Mercer Opportunistic Fixed Income Fund (the “Fund”):

1.                  All references to Sergio Trigo Paz are deleted in their entirety.

2.	On page 50 of the Prospectus, the following is added to the section entitled “Subadvisors, Sub-Subadvisors and Portfolio Managers”:
•	Amer Bisat, Managing Director, joined BlackRock in 2013, and began managing BlackRock’s allocated portion of the Fund’s portfolio in January 2022.

3.	On page 77 of the Prospectus, the following is added to the section entitled “The Subadvisors and Sub-Subadvisors”:

The allocated portion of the Fund’s portfolio managed by BlackRock is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of BlackRock’s allocated portion of the Fund’s portfolio are Amer Bisat, who has served as portfolio manager at BlackRock since 2013; Laurent Develay, who has served as portfolio manager at BlackRock since 2012; and Michal Wozniak, who has served as portfolio manager at BlackRock since 2013.

MERCER FUNDS

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2021, AS SUPPLEMENTED OCTOBER 18, 2021

The date of this Supplement is March 2, 2022

The following changes are made in the Statement of Additional Information of the Mercer Funds, relating to BlackRock International Limited (“BlackRock”), subadvisor to the Mercer Opportunistic Fixed Income Fund:

1.	All references to Sergio Trigo Paz are deleted in their entirety.

2.	The first paragraph on page C-51 is deleted and replaced with the following:

The allocated portion of the Fund’s portfolio managed by BlackRock is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of BlackRock’s allocated portion of the Fund’s portfolio are Amer Bisat, Laurent Develay and Michal Wozniak.

3.	The table under the section titled “Discretionary Incentive Compensation” on page C-51 is deleted and replaced with the following:
Portfolio Manager	Benchmarks
Laurent Develay Michal Wozniak	A combination of market-based indices (e.g., JP Morgan GBI-EM Global Diversified Index), certain customized indices and certain fund industry peer groups
Amer Bisat	A combination of market-based indices (e.g., EMBI Global Non-Diversified Index) and certain customized indices.

4.	The second and third paragraphs on page C-52 are deleted and replaced with the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  Mr. Bisat is eligible to participate in these plans.

United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 10% and 15% of eligible pay capped at £160,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Develay and Wozniak are eligible to participate in these plans.

Ownership of Fund Shares. As of December 31, 2021, Messrs. Bisat, Develay and Wozniak did not beneficially own any shares of the Fund.

5.	The table on page C-52 relating to Mr. Trigo Paz is deleted and replaced with the following:

In addition to the Fund, Mr. Bisat manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	7	$2.09B	—	—
Other Pooled Investment Vehicles*	16	$8.53B	—	—
Other Accounts*	—	—	—	—

*As of December 31, 2021.

6.	The last three sentences in the first paragraph on page C-53 are deleted and replaced with the following:

It should also be noted that Mr. Bisat may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Bisat may therefore be entitled to receive a portion of any incentive fees earned on such accounts.